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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-94831, 333-93939, 333-93937, 333-87355, 333-65933 and 333-18047 of Twinlab
Corporation each on Form S-8 of our report dated February 10, 2000, appearing in this Annual Report on Form 10-K of Twinlab Corporation for the year ended December 31, 1999.


/s/ DELOITTE & TOUCHE LLP

Jericho, New York
March 27, 2000